UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number        811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

G. Paul Matthews, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-6036

Date of fiscal year end: December 31

Date of reporting period: March 31, 2005

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedules of Investments are attached herewith.

Matthews Asian Funds

FIRST QUARTER REPORT MARCH 31, 2005

Pacific Tiger Fund Asian Growth and Income Fund Korea Fund China Fund Japan Fund Asian Technology Fund Asia Pacific Fund

Matthews Asian Funds

Investing in the future of Asia since 1994

      Free e-mail communications on Asia and the Funds
      are available at www.matthewsfunds.com

  ■ Asia Weekly
  ■ Asia Insight (monthly)
  ■ AsiaNow Special Reports
  ■ Occasional Fund Updates

C O N T E N T S	Message to Shareholders
Redemption Fee Policy and Investor Disclosure
Matthews Pacific Tiger Fund
Matthews Asian Growth and Income Fund
Matthews Korea Fund
Matthews China Fund
Matthews Japan Fund
Matthews Asian Technology Fund
Matthews Asia Pacific Fund
Notes to Schedules of Investments	2 5 6 10 16 20 26 30 34 38

M E S S A G E   T O   S H A R E H O L D E R S

FROM THE INVESTMENT ADVISOR

Dear Shareholder,

The performance of Asia Pacific markets was mixed in the first calendar quarter of 2005. By country, and measured in U.S. dollars, returns for the primary market indices ranged from a gain of 10.54% for the Philippines to a decline of 4.59% for Hong Kong. The broader regional benchmarks were also mixed: The MSCI All Country Far East ex-Japan Index gained 1.82% while the MSCI All Country Asia Pacific Index fell 0.71%. Of the seven funds that comprise the Matthews Asian Funds, four outperformed their benchmarks during the period, and three underperformed. For the trailing 12-month period, we are pleased to report that all of the seven funds achieved positive returns. We are also proud of the Funds’ long-term records.

While the region faces a number of challenges—some of which are outlined in this letter—as long-term investors we are thrilled to see the progress that has been made in so many Asian countries in recent years toward more open and transparent economies. For as long as this trend remains intact, and while there will be inevitable setbacks from time to time, we believe that the overall prospects for investors in the region remain as exciting as they were a decade ago.

The investment environment in Asia was affected by rising U.S. interest rates, continued sharp gains in the price of crude oil, generally weaker markets in the United States, and mixed economic performance from Asia’s largest economies. In this respect, while the performance of Japan’s broader economy remained disappointing, China’s economy showed continued strong growth. China’s trade surplus with the United States and its growing surplus with the European Union continued to attract calls for some realignment of the Chinese currency. While this was not a particularly positive period for investors in Asia, it should be seen in the context of a relatively strong 2004, which saw broad gains across the Asian region.

Economic performance in the region varied markedly for the quarter. The reported growth rate of the economy of mainland China remained strong, and a number of other regional economies also reported growth in excess of 5% year-over-year. Japan’s reported growth, however, was less than 1%, bringing into question yet again the sustainability of Japan’s overall economic recovery. The economies of Southeast Asia performed relatively well, showing no significant impact from the tsunami that caused such widespread damage in late December of last year.

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The authorities in mainland China continued their attempts to moderate economic growth—increasing interest rates during the period and also introducing measures designed to slow excessive growth in some sectors. Most notably during the quarter, measures were introduced in Shanghai to curb speculation in real estate by imposing taxes on short-term gains and through various attempts to restrict credit to real estate developers. While overall economic growth on the mainland remained strong, some sectors did show signs of slower growth (automobiles, in particular). Generally speaking, commodity prices continued to show strength, causing many companies in Asia to report that their overall costs were rising at an accelerated rate compared to recent periods.

Interest rates in Asia, while remaining low in absolute terms, have started to rise in a number of countries. Asian countries that continue to link their currencies to the U.S. dollar have been most affected by increasing short rates in the United States, but with the exception of Japan, even countries that maintain floating exchange rates are seeing some pressure on interest rates. While rising interest rates have not yet resulted in significant changes to general expectations for economic growth over the near term, further increases will likely lead to a lowering of growth expectations.

Similarly, the recent increases in oil prices have yet to have a major impact on future expectations for economic growth in the region, but should they remain at these levels or continue to rise, they most likely will impact future growth. International pressure has mounted for China to allow its currency to float so that its exchange rate will be determined by the market rather than the Chinese government. We believe that in the long term, China understands the benefits of a floating currency, but in the short term that mainland authorities are concerned that its banks require significant reform before their financial system could support a freely floating currency. In this respect, we believe it is very important to China and the region that such reforms occur in the relatively near future for China’s recent progress to continue.

Political tensions in Asia have remained volatile, with negotiations over North Korea’s apparent nuclear capabilities continuing without any significant breakthroughs. Late in the quarter, tensions between Japan and China increased, mainly due to continued disputes

800.789.ASIA [2742]    www.matthewsfunds.com       3

M E S S A G E   T O   S H A R E H O L D E R S

over Japanese accounts of its role in World War II and its occupation of China. Such tensions do not appear to have reached a level where they will materially impact near-term growth, but they serve as a constant reminder of the potential volatility of the region. Political differences not withstanding, the diverse countries of the Asian region continue to grow their trade and financial relationships, and we believe that growing intra-regional trade is a major positive for investors in the region.

We believe that over a multi-year period, income levels across the region have the potential to rise at a higher rate than those of other geographic regions. This belief has led to a particular focus on the bottom-up selection of companies that are positioned to benefit from such growth, should it occur. This has also led to an emphasis within most of the portfolios on domestic companies rather than exporters, although both the region and the Funds will be impacted by any slowing of export growth. We are greatly encouraged by the long-term trends toward increased consumption in Asia because we believe that if the region is to continue to show above-average growth, it is essential that it is supported by domestic demand.

Overall, our investment strategies and approach to the region as well as the country-specific funds has not materially changed in the recent quarter, and we remain confident in the long-term prospects for the region.

Thank you for your continued support.

G. Paul Matthews
Chairman and Chief Investment Officer
Matthews International Capital Management, LLC

Mark W. Headley
President and Portfolio Manager
Matthews International Capital Management, LLC

4       MATTHEWS ASIAN FUNDS

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REDEMPTION FEE POLICY
The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to offset transaction costs associated with short-term trading of Fund shares. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus.

INVESTOR DISCLOSURE
Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. Returns are net of the Funds’ management fee and other operating expenses. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus or Statement of Additional Information for more risk disclosure.

Fund Holdings: The Fund holdings shown in this report are as of March 31, 2005. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the first of which was filed for the quarter ended November 30, 2004. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Matthews Asian Funds publishes quarterly reports containing the information filed in the form N-Q, copies of which may be obtained by visiting the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742].

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Matthews Asian Funds use to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2004, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Matthews Asian Funds. It is authorized for distribution only if preceded or accompanied by a current Matthews Asian Funds prospectus. Additional copies of the prospectus may be obtained by calling 800-789-ASIA [2742] or can be downloaded from the Funds’ website at www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money, as it explains the risks, fees and expenses of investing in the Funds.

The Matthews Asian Funds are distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406

800.789.ASIA [2742]   www.matthewsfunds.com       5

M A T T H E W S   P A C I F I C  T I G E R  F U N D

PORTFOLIO MANAGEMENT                                 SYMBOL: MAPTX

Lead Manager: Mark W. Headley
Co–Manager: G. Paul Matthews

The Matthews Pacific Tiger Fund invests at least 80% of its assets in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGER COMMENTARY

For the three months ended March 31, 2005, the Matthews Pacific Tiger Fund declined 0.06%, underperforming the MSCI All Country Far East ex-Japan Index and the Lipper Pacific ex-Japan Funds Category Average, which gained 1.82% and 2.18%, respectively. While markets were somewhat mixed throughout the quarter, no real direction developed. The strong performance that occurred in late 2004 is, perhaps, being digested by markets that are closely watching rising interest rates and the rising pricing of commodities—particularly oil.

The Fund enjoyed good performance in the consumer discretionary and retail sectors. This has long been one of the primary areas of focus for the Fund, and the Korean holdings in this sector did particularly well. This was offset by losses in the financial sector, which has borne the brunt of investor concern over rising interest rates in the U.S.; such rising rates have historically translated into higher rates in many Asian economies. The Fund has a number of core positions in the banking sector, and significantly higher interest rates do pose a risk to the short-term earnings outlook. The technology sector was mixed during the quarter but does seem to be showing some signs of life; valuations appear quite attractive, and the Fund is continuing to look for new positions. The telecommunications sector was mildly negative, largely due to a healthy correction in a core position in Southeast Asia. Overall, we see attractive valuations and modest growth prospects in the telecommunications sector. By country, Korea was by far the most significant contributor to positive performance; Singapore, the weakest.

Since the end of the quarter, the Fund has seen a modest increase in exposure to Taiwan with the addition of a mid-cap, domestically focused consumer company. Taiwan is a market in which we have always been underweight, but we believe that current valuations are fairly attractive and that the risks of tension with China—if not diminished—are, perhaps, priced in.

6       MATTHEWS ASIAN FUNDS

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FUND AT A GLANCE	Fund Inception: 9/12/94
------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2005
------------------------------------------------------------------------------------------------------------------
                                                                                                         SINCE
                                                            3 MO     1 YR    3 YRS   5 YRS    10 YRS   INCEPTION
------------------------------------------------------------------------------------------------------------------
Matthews Pacific Tiger Fund                                -0.06%   17.80%   18.81%   6.32%    7.73%     6.45%

MSCI All Country Far East ex-Japan Index(1)                 1.82%   10.27%   12.04%   0.12%    0.26%    -1.02%*

Lipper Pacific ex-Japan Funds Category Average(2)           2.18%   11.66%   13.16%   1.67%    4.20%     1.57%*
------------------------------------------------------------------------------------------------------------------

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

*Calculated from 8/31/94

---------------------------------------------------------------
              OPERATING EXPENSES (ANNUALIZED)(3)
---------------------------------------------------------------
For the three months ended 3/31/05**                    1.31%

For Calendar Year 2004**                                1.43%

For Fiscal Year 2004 (ended 12/31/04)***+               1.36%
---------------------------------------------------------------

---------------------------------------------------------------
                    PORTFOLIO TURNOVER(4)
---------------------------------------------------------------
For the three months ended 3/31/05 (annualized)**       5.19%

For Calendar Year 2004**                               16.27%

For Fiscal Year 2004 (ended 12/31/04)***+               3.82%
---------------------------------------------------------------

**Unaudited           *** Audited
+ For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.

--------------------------------------------------
             COUNTRY ALLOCATION++
--------------------------------------------------
China/Hong Kong                           34.8%

South Korea                               26.0%

Singapore                                 12.2%

Thailand                                   7.4%

India(1)                                   7.4%

Taiwan                                     6.0%

Indonesia                                  4.4%

Philippines                                0.2%

Cash and other                             1.6%
--------------------------------------------------

--------------------------------------------------
              SECTOR ALLOCATION++
--------------------------------------------------
Financials                                30.2%

Information Technology                    18.7%

Consumer Discretionary                    15.7%

Consumer Staples                          13.6%

Telecommunication Services                 9.3%

Industrials                                6.3%

Health Care                                4.2%

Utilities                                  0.4%

Cash and other                             1.6%
--------------------------------------------------

--------------------------------------------------
              MARKET CAP EXPOSURE++
--------------------------------------------------
Large cap (over $5 billion)               32.0%

Mid cap ($1-$5 billion)                   48.9%

Small cap (under $1 billion)              17.5%

Cash and other                             1.6%
--------------------------------------------------

++ Percentage figures have been rounded to total 100.0%

---------------------------------------------------------------------------------------------
       NAV          NET ASSETS               REDEMPTION FEE                12B-1 FEES
---------------------------------------------------------------------------------------------
      $15.89       $1.00 billion      2.00% within 90 calendar days            None
---------------------------------------------------------------------------------------------

All data is as of March 31, 2005, unless otherwise noted.

[1]	The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of 3/31/05, 7.4% of the assets in the Matthews Pacific Tiger Fund were invested in India, which is not included in the MSCI All Country Far East ex-Japan Index. Source: Bloomberg.
[2]	As of 3/31/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 57 funds for the three-month period, 56 funds for the one-year period, 52 funds for the three-year period, 41 funds for the five-year period, 19 funds for the ten-year period, and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       7

M A T T H E W S  P A C I F I C  T I G E R   F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: 98.36%*

                                        SHARES           VALUE
----------------------------------------------------------------
CHINA/HONG KONG: 34.75%
Giordano International, Ltd.        54,903,000     $37,308,515
Dah Sing Financial Group             5,475,200      34,889,311
Swire Pacific, Ltd. A Shares         4,379,000      34,669,528
Lenovo Group, Ltd.                  93,096,000      31,631,000
Television Broadcasts, Ltd.          5,538,700      27,908,495
Shangri-La Asia, Ltd.               16,230,000      23,722,442
Hang Lung Group, Ltd.               13,371,000      23,400,900
PICC Property and Casualty
 Co., Ltd. H Shares**               73,006,000      22,932,989
Cosco Pacific, Ltd.                  8,406,000      18,268,173
China Mobile HK, Ltd.                5,306,717      17,350,106
Travelsky Technology,
 Ltd. H Shares**                    18,217,000      15,181,904
China Mobile HK, Ltd. ADR              775,850      12,731,699
Sa Sa International
 Holdings, Ltd.                     24,556,000      11,806,602
Moulin Global Eyecare
 Holdings, Ltd.                     16,266,000      11,678,977
Vitasoy International
 Holdings, Ltd.                     26,670,750       7,694,028
Asia Satellite
 Telecommunications
 Holdings, Ltd.                      3,946,100       7,538,594
China Pharmaceutical
 Group, Ltd.                        24,935,000       6,362,070
Huaneng Power International,
 Inc. ADR                              131,500       3,884,510
                                                 ---------------

TOTAL CHINA/HONG KONG                              348,959,843
----------------------------------------------------------------

                                        SHARES           VALUE
----------------------------------------------------------------
SOUTH KOREA: 26.00%
Hana Bank                            1,333,027     $36,755,053
AmorePacific Corp.                     140,920      33,720,886
Hite Brewery Co., Ltd.                 328,957      31,745,727
Samsung Electronics Co., Ltd.           48,333      23,892,827
S1 Corp.                               565,270      22,710,996
Nong Shim Co., Ltd.                     77,178      22,040,000
Samsung Securities Co., Ltd.**         801,260      20,120,266
SK Telecom Co., Ltd.                    92,955      15,652,688
Kookmin Bank                           335,620      14,988,052
LG Home Shopping, Inc.                 171,963      13,343,855
Pulmuone Co., Ltd.                     236,540       8,816,385
SK Telecom Co., Ltd. ADR               362,100       7,140,612
Kookmin Bank ADR                       115,300       5,148,145
NHN Corp.**                             56,857       4,960,640
                                                 ---------------

TOTAL SOUTH KOREA                                  261,036,132
----------------------------------------------------------------

SINGAPORE: 12.23%
DBS Group Holdings, Ltd.             3,738,750      33,746,706
Venture Corp., Ltd.                  3,725,800      30,018,561
Fraser and Neave, Ltd.               2,719,550      25,041,442
Hyflux, Ltd.                        12,418,125      21,815,879
Parkway Holdings, Ltd.              12,339,000      12,183,898
                                                 ---------------

TOTAL SINGAPORE                                    122,806,486
----------------------------------------------------------------

THAILAND: 7.41%
Bangkok Bank Public Co., Ltd.       11,850,800      33,928,671
Advanced Info Service Public
 Co., Ltd.                          13,009,500      33,255,368
Serm Suk Public Co., Ltd.           12,778,700       7,219,051
                                                 ---------------

TOTAL THAILAND                                      74,403,090
----------------------------------------------------------------

8       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

                                        SHARES           VALUE
----------------------------------------------------------------
INDIA: 7.39%
Infosys Technologies, Ltd.             437,082     $22,542,623
HDFC Bank, Ltd.                      1,085,883      13,531,582
Bank of Baroda                       2,627,396      13,117,429
Hero Honda Motors, Ltd.              1,019,800      12,799,161
Cipla, Ltd.                          2,084,723      12,162,276
                                                 ---------------

TOTAL INDIA                                         74,153,071
----------------------------------------------------------------

TAIWAN: 5.95%
Hon Hai Precision Industry
 Co., Ltd.                           7,619,688      33,858,831
Taiwan Semiconductor
 Manufacturing Co., Ltd.            15,863,045      25,929,881
                                                 ---------------

TOTAL TAIWAN                                        59,788,712
----------------------------------------------------------------

INDONESIA: 4.43%
PT Astra International, Inc.        14,291,730      15,844,490
PT Ramayana Lestari Sentosa        178,934,500      14,736,449
PT Bank Central Asia                38,758,500      13,913,937
                                                 ---------------

TOTAL INDONESIA                                     44,494,876
----------------------------------------------------------------

PHILIPPINES: 0.20%
SM Prime Holdings, Inc.             14,225,000       2,024,726
                                                 ---------------

TOTAL PHILIPPINES                                    2,024,726
----------------------------------------------------------------

                                                         VALUE
----------------------------------------------------------------
TOTAL INVESTMENTS: 98.36%                         $987,666,936
(Cost $790,827,784***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 1.64%                             16,450,754
                                                 ---------------

NET ASSETS: 100.00%                             $1,004,117,690
----------------------------------------------------------------
*     As a percentage of net assets as of March 31, 2005
**    Non-income producing security
***   Cost of investments is $790,827,784 and net unrealized
      appreciation consists of:
      Gross unrealized appreciation               $216,794,151
      Gross unrealized depreciation                (19,954,999)
                                                  ------------
      Net unrealized appreciation                 $196,839,152
                                                  ============

ADR   American Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742]    www.matthewsfunds.com       9

M A T T H E W S  A S I A N   G R O W T H  A N D  I N C O M E  F U N D

PORTFOLIO MANAGEMENT                                 SYMBOL: MACSX

Lead Manager: G. Paul Matthews
Co–Manager: Andrew T. Foster

The Matthews Asian Growth and Income Fund invests at least 80% of its assets in the dividend-paying equity securities and convertible bonds of companies located in Asia, which includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

Note: This fund is closed to most new investors.

PORTFOLIO MANAGER COMMENTARY

The Matthews Asian Growth and Income Fund gained 0.63% during the first quarter of 2005, underperforming both its benchmark index, which gained 1.82%, and the Lipper Pacific ex-Japan Funds Category Average, which gained 2.18%. This underperformance can be attributed in large part to the performance of Korean equities in general, which enjoyed a particularly strong quarter. Although the Fund has only marginally underweighted Korean securities relative to the benchmark, a large percentage of the Fund’s exposure to Korea is in convertible and preferred securities, which underperformed the benchmark equity indices during the period. Outside of Korea, the quarter was mixed, with Hong Kong equities showing particular weakness during the period following a strong showing at the end of calendar 2004.

During the quarter, the Fund’s positions in Korea, Singapore and China contributed most to performance, while its holdings in Taiwan, Indonesia and Japan produced negative returns. Generally speaking, the Fund’s focus on convertible securities and dividend-paying equities was adversely affected during the quarter by the perception that interest rates around the region were generally starting to rise, as well as by the rise in U.S. short-term rates over the period.

By sector, the best performance came from property, consumer and energy stocks, while telecom stocks held in the Fund were weak during the period. A number of Asian fixed-line and cellular telecom stocks have underperformed the indices in Asia in recent months, and we believe that they represent good value at these levels—plus, they are offering reasonable dividend yields. The portfolio is therefore weighted approximately 19% in various Asian telecom equities and convertible bonds. Other sectors to which the Fund is materially weighted are the gas and electric utility sector (12%) and the financial sector, which includes property-related securities (12%), commercial banks (8%), insurance (5%) and diversified financials (2%). The Fund’s real estate exposure has been gradually increasing, as we believe that the sector offers good growth and income opportunities in a number of Asian markets.

10       MATTHEWS ASIAN FUNDS

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FUND AT A GLANCE	Fund Inception: 9/12/94
--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2005
--------------------------------------------------------------------------------------------------------------
                                                                                                    SINCE
                                                       3 MO     1 YR     3 YRS    5 YRS   10 YRS   INCEPTION
--------------------------------------------------------------------------------------------------------------
Matthews Asian Growth and Income Fund                 0.63%   15.13%    19.01%   16.10%   12.16%     11.16%

MSCI All Country Far East ex-Japan Index(1)           1.82%   10.27%    12.04%    0.12%    0.26%     -1.02%*

Lipper Pacific ex-Japan Funds Category Average(2)     2.18%   11.66%    13.16%    1.67%    4.20%      1.57%*
--------------------------------------------------------------------------------------------------------------

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

*Calculated from 8/31/94

------------------------------------------------------------
           OPERATING EXPENSES (ANNUALIZED)(3)
------------------------------------------------------------
For the three months ended 3/31/05**                 1.28%

For Calendar Year 2004**                             1.38%

For Fiscal Year 2004 (ended 12/31/04)***+            1.31%
------------------------------------------------------------

------------------------------------------------------------
                   PORTFOLIO TURNOVER(4)
------------------------------------------------------------
For the three months ended 3/31/05 (annualized)**    8.54%

For Calendar Year 2004**                            21.17%

For Fiscal Year 2004 (ended 12/31/04)***+            7.32%
------------------------------------------------------------

** Unaudited      *** Audited
+ For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.

--------------------------------------------------
               COUNTRY ALLOCATION++
--------------------------------------------------
China/Hong Kong                            40.6%

South Korea                                19.7%

Singapore                                  10.4%

Thailand                                    6.1%

Taiwan                                      5.0%

Japan(1)                                    4.8%

India(1)                                    4.4%

United Kingdom(1)                           2.1%

Indonesia                                   2.0%

Australia(1)                                1.6%

Malaysia                                    1.1%

Cash and other                              2.2%
--------------------------------------------------

--------------------------------------------------
              SECTOR ALLOCATION++
--------------------------------------------------
Financials                                 27.3%

Telecommunication Services                 18.7%

Consumer Discretionary                     18.6%

Utilities                                  11.8%

Industrials                                 7.3%

Consumer Staples                            6.4%

Energy                                      3.6%

Health Care                                 2.6%

Materials                                   1.5%

Cash and other                              2.2%
--------------------------------------------------

--------------------------------------------------
         BREAKDOWN BY SECURITY TYPE++
--------------------------------------------------
Common Equities                            74.1%

Convertible Bonds                          18.8%

Preferred Equities                          4.0%

Corporate Bonds                             0.9%

Cash and other                              2.2%
--------------------------------------------------

--------------------------------------------------
             MARKET CAP EXPOSURE++
--------------------------------------------------
Large cap (over $5 billion)                52.2%

Mid cap ($1-$5 billion)                    29.6%

Small cap (under $1 billion)               16.0%

Cash and other                              2.2%
--------------------------------------------------

++ Percentage figures have been rounded to total 100.0%

----------------------------------------------------------------------------------------------------
       NAV               NET ASSETS                 REDEMPTION FEE                 12B-1 FEES
----------------------------------------------------------------------------------------------------
      $15.92            $1.33 billion        2.00% within 90 calendar days            None
----------------------------------------------------------------------------------------------------

All data is as of March 31, 2005, unless otherwise noted.

[1]	The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of Hong Kong, Taiwan, Singapore, Korea, Indonesia, Malaysia, Philippines, Thailand and China that excludes securities not available to foreign investors. As of 3/31/05, 4.8% of the assets of the Matthews Asian Growth and Income Fund were invested in Japan, 4.4% of the Fund’s assets were invested in India, 2.1% of the Fund’s assets were invested in the United Kingdom, and 1.6% of the Fund’s assets were invested in Australia, which are not included in the MSCI All Country Far East ex-Japan Index. Source: Bloomberg.
[2]	As of 3/31/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 57 funds for the three-month period, 56 funds for the one-year period, 52 funds for the three-year period, 41 funds for the five-year period, 19 funds for the ten-year period, and 13 funds since 8/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       11

M A T T H E W S  A S I A N   G R O W T H  A N D  I N C O M E  F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

COMMON EQUITIES: 74.09%*

                                               SHARES         VALUE
---------------------------------------------------------------------
CHINA/HONG KONG: 30.02%
Hongkong Land Holdings, Ltd.               15,727,700   $42,307,513
Citic Pacific, Ltd.                        11,746,000    34,412,183
CLP Holdings, Ltd.                          4,690,700    26,702,791
Hong Kong & China Gas
 Co., Ltd.                                 13,382,000    26,336,947
Hongkong Electric Holdings, Ltd.            5,914,500    26,313,798
Shangri-La Asia, Ltd.                      14,203,400    20,760,279
Television Broadcasts, Ltd.                 4,017,000    20,240,927
MTR Corp., Ltd.                            12,194,300    18,761,785
Cafe de Coral Holdings, Ltd.               16,415,100    18,731,371
Hang Seng Bank, Ltd.                        1,344,100    17,836,431
China Netcom Group
 Corp., Ltd. **                            12,566,500    17,642,677
Giordano International, Ltd.               24,585,000    16,706,370
PetroChina Co., Ltd. ADR                      255,750    16,168,515
Wharf Holdings, Ltd.                        4,553,000    14,389,662
Hengan International Group
 Co., Ltd.                                 22,876,000    13,565,251
Cheung Kong Infrastructure
 Holdings, Ltd.                             4,475,500    12,853,624
Hang Lung Group, Ltd.                       7,309,000    12,791,652
PCCW, Ltd.                                 20,721,000    11,623,175
I-Cable Communications, Ltd.               31,664,000    11,468,860
PetroChina Co., Ltd. H Shares              15,666,000     9,741,725
Vitasoy International
 Holdings, Ltd.                            31,031,000     8,951,881
China Hong Kong Photo
 Products Holdings, Ltd.                   14,998,003     1,442,217
Lerado Group Holding Co., Ltd.              6,396,000       984,069
                                                        -------------

TOTAL CHINA/HONG KONG                                   400,733,703
---------------------------------------------------------------------

                                               SHARES         VALUE
---------------------------------------------------------------------
SOUTH KOREA: 12.43%
Shinhan Financial Group Co., Ltd.             955,040   $25,580,589
Korea Gas Corp.                               585,490    18,074,950
SK Telecom Co., Ltd.                           93,950    15,820,236
Hana Bank                                     503,940    13,894,948
KT Corp. ADR                                  631,800    13,463,658
KT Corp.                                      317,530    12,319,726
Korean Reinsurance Co.                      2,186,690    11,907,824
SK Telecom Co., Ltd. ADR                      511,600    10,088,752
Korea Electric Power Corp.                    381,080     9,794,375
Sindo Ricoh Co., Ltd.                         158,630     9,731,806
Korea Electric Power Corp. ADR                620,950     8,345,568
G2R Inc.                                      340,870     6,629,426
Daehan City Gas Co., Ltd.                     280,300     5,658,444
Samchully Co., Ltd.                            66,410     4,649,681
                                                        -------------

TOTAL SOUTH KOREA                                       165,959,983
---------------------------------------------------------------------

SINGAPORE: 10.36%
Singapore Post, Ltd.                       58,914,000    30,514,294
Fraser and Neave, Ltd.                      2,981,820    27,456,407
Singapore Exchange, Ltd.                   17,952,000    22,837,619
CapitalMall Trust REIT                     17,659,900    21,824,138
Singapore Press Holdings, Ltd.              7,725,500    21,340,772
Parkway Holdings, Ltd.                      8,831,000     8,719,994
Yellow Pages, Ltd.**                        4,762,000     5,596,414
                                                        -------------

TOTAL SINGAPORE                                         138,289,638
---------------------------------------------------------------------

12       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

                                               SHARES         VALUE
----------------------------------------------------------------------
THAILAND: 6.06%
PTT Public Co., Ltd.                        4,554,700   $22,470,785
Advanced Info Service
 Public Co., Ltd.                           7,754,100    19,821,319
BEC World Public Co., Ltd.                 40,734,700    15,306,751
Bangkok Bank Public Co., Ltd.               4,196,300    12,013,947
Charoen Pokphand Foods
 Public Co., Ltd.                          63,787,000     6,554,799
Thai Reinsurance Public
 Co., Ltd.                                 25,672,800     2,835,033
AEON Thana Sinsap Public
 Co., Ltd.                                  1,867,100     1,909,100
Charoen Pokphand Foods
 Public Co., Ltd. Warrants
 Expires 7/21/05 **                           638,000        30,008
                                                        -------------

TOTAL THAILAND                                           80,941,742
---------------------------------------------------------------------

JAPAN: 4.84%
Nippon Building Fund, Inc. REIT                 2,570    21,953,931
Japan Retail Fund Investment
 Corp. REIT                                     2,730    21,691,318
Japan Real Estate Investment
 Corp. REIT                                     2,258    18,425,347
Kao Corp.                                     109,000     2,505,689
                                                        -------------

TOTAL JAPAN                                              64,576,285
---------------------------------------------------------------------

INDIA: 2.35%
Hindustan Lever, Ltd.                       6,198,089    18,697,155
Hero Honda Motors, Ltd.                       812,300    10,194,900
Dabur India, Ltd.                             996,020     2,531,385
                                                        -------------

TOTAL INDIA                                              31,423,440
---------------------------------------------------------------------

TAIWAN: 2.28%
Chunghwa Telecom Co.,
 Ltd. ADR                                   1,252,200    26,534,118
Taiwan Secom                                1,840,000     2,563,829
Chunghwa Telecom Co., Ltd.                    648,000     1,341,002
                                                        -------------

TOTAL TAIWAN                                             30,438,949
---------------------------------------------------------------------

                                               SHARES         VALUE
---------------------------------------------------------------------
UNITED KINGDOM: 2.14%
HSBC Holdings PLC ADR                         320,700   $25,463,580
HSBC Holdings PLC                             196,800     3,128,836
                                                        -------------

TOTAL UNITED KINGDOM                                     28,592,416
---------------------------------------------------------------------

INDONESIA: 2.01%
PT Telekomunikasi
 Indonesia ADR                                745,500    13,970,670
PT Tempo Scan Pacific                      12,357,000     9,133,038
PT Ramayana Lestari Sentosa                44,735,500     3,684,267
                                                        -------------

TOTAL INDONESIA                                          26,787,975
---------------------------------------------------------------------

AUSTRALIA: 1.60%
AXA Asia Pacific Holdings, Ltd.             6,585,658    21,361,691
                                                        -------------

TOTAL AUSTRALIA                                          21,361,691
---------------------------------------------------------------------

TOTAL COMMON EQUITIES
(Cost $747,302,288)                                     989,105,822
---------------------------------------------------------------------

See footnotes on page 15.

800.789.ASIA [2742]    www.matthewsfunds.com       13

M A T T H E W S  A S I A N   G R O W T H  A N D  I N C O M E  F U N D

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

PREFERRED EQUITIES: 4.00%*

                                                    SHARES           VALUE
----------------------------------------------------------------------------

SOUTH KOREA: 4.00%
Hyundai Motor Co., Ltd., Pfd.                      696,460     $21,500,759
Hyundai Motor Co., Ltd., 2nd Pfd.                  455,790      15,978,458
LG Chem Ltd., Pfd.                                 242,450       6,864,045
Samsung Fire & Marine
 Insurance Co., Ltd., Pfd.                         142,820       5,681,859
LG Household & Health Care,
 Ltd., Pfd.                                        177,830       3,309,687
                                                             ---------------

TOTAL SOUTH KOREA                                               53,334,808
----------------------------------------------------------------------------

TOTAL PREFERRED EQUITIES
(Cost $25,860,070)                                              53,334,808
----------------------------------------------------------------------------

INTERNATIONAL DOLLAR BONDS: 19.75%*

                                               FACE AMOUNT          VALUE
----------------------------------------------------------------------------
CHINA/HONG KONG: 10.63%
China Mobile Hong Kong, Ltd., Cnv.
 2.250%, 11/03/05                              $48,650,000     $48,285,125
PCCW Capital II, Ltd., Cnv.
 1.000%, 01/29/07                               38,436,000      43,048,320
Shangri-La Finance, Ltd., Cnv.
 0.000%, 03/15/09                               16,422,000      20,199,060
Hang Lung Properties, Ltd., Cnv.
 5.500%, 12/29/49                               11,120,000      12,398,800
BCA Finance, Ltd., Cnv.
 0.000%, 11/28/08                               12,170,000      10,527,050
Tingyi (C.I.) Holding Corp., Cnv.
 3.500%, 06/04/05                                3,500,000       3,850,000
PCCW Capital, Ltd., Cnv.
 3.500%, 12/05/05                                3,000,000       3,585,000
                                                             ---------------

TOTAL CHINA/HONG KONG                                          141,893,355
----------------------------------------------------------------------------

SOUTH KOREA: 3.30%
Korea Deposit Insurance Corp., Cnv.
 2.250%, 10/11/05                               25,486,000      31,793,785
KT Corp.
 5.875%, 06/24/14                               12,000,000      12,344,520
                                                             ---------------

TOTAL SOUTH KOREA                                               44,138,305
----------------------------------------------------------------------------

14       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

                                               FACE AMOUNT           VALUE
----------------------------------------------------------------------------
TAIWAN: 2.68%
Cathay Financial Holding Co., Cnv.
 0.000%, 05/20/07                              $22,042,000     $26,725,925
Sinopac Holdings Co., Cnv.
 0.000%, 07/12/07                                7,177,000       9,007,135
                                                             ---------------

TOTAL TAIWAN                                                    35,733,060
----------------------------------------------------------------------------

INDIA: 2.00%
Sun Pharma Industries, Cnv.
 0.000%, 11/26/09                               13,860,000      13,929,300
Tata Motors, Ltd., Cnv.
 1.000%, 04/27/11                               13,466,000      12,759,035
                                                             ---------------

TOTAL INDIA                                                     26,688,335
----------------------------------------------------------------------------

MALAYSIA: 1.14%
Prime Venture Labuan, Ltd., Cnv.
 1.000%, 12/12/08                               14,740,000      15,255,900
                                                             ---------------

TOTAL MALAYSIA                                                  15,255,900
----------------------------------------------------------------------------

TOTAL INTERNATIONAL
DOLLAR BONDS                                                   263,708,955
(Cost $258,495,644)
-----------------------------------------------------------------------------

                                                                     VALUE
----------------------------------------------------------------------------
TOTAL INVESTMENTS: 97.84%                                   $1,306,149,585
(Cost $1,031,658,002***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 2.16%                                         28,797,174
                                                             ----------------

NET ASSETS: 100.00%                                         $1,334,946,759
-----------------------------------------------------------------------------
   *       As a percentage of net assets as of March 31, 2005
   **      Non-income producing security
   ***     Cost of investments is $1,031,658,002 and net unrealized
           appreciation consists of:
           Gross unrealized appreciation                 $287,740,020
           Gross unrealized depreciation                  (13,248,437)
                                                         ------------
           Net unrealized appreciation                   $274,491,583
                                                         ============
   ADR     American Depositary Receipt
   Cnv.    Convertible
   Pfd.    Preferred
   REIT    Real Estate Investment Trust

See accompanying notes to schedules of investments.

800.789.ASIA [2742]    www.matthewsfunds.com      15

M A T T H E W S  K O R E A   F U N D

PORTFOLIO MANAGEMENT                                 SYMBOL: MAKOX

Co–Managers: G. Paul Matthews and Mark W. Headley

The Matthews Korea Fund invests at least 80% of its assets in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGER COMMENTARY

For the three months ended March 31, 2005, the Matthews Korea Fund gained 8.09%, underperforming the Korean KOSPI Index, which gained 10.55%, but outperforming the Lipper Pacific ex-Japan Funds Category Average, which gained 2.18%. The KOSPI managed to break the 1000 level for the first time in a number of years, but then pulled back as the global equity environment became more cautious due to rising interest rates and higher oil prices.

The Fund saw positive performance during the quarter from three primary sectors: financials, consumer discretionary and technology. All three sectors were fairly even contributors to performance. Only the telecom sector showed any real weakness. Overall, the market continued to gain confidence that Korea’s long-standing domestic consumer-credit problem may finally be near an end. The millions of credit cards issued in 2001 and 2002 with little or no proper credit management created one of the more noticeable credit booms in recent history. If the Korean financial system has digested this burst of consumer enthusiasm, the potential for more-rapid domestic growth is very real.

The Fund remains concentrated in domestically focused companies. It has significant export exposure as well, and here the picture has been reasonably positive. There are concerns that Korea’s strengthening currency may hurt exports, but so far that does not seem to have been the case. Korean exports remain highly dependent on demand from the United States and, increasingly, China—which is now Korea’s largest trading partner.

Korean equities generally remain under- valued relative to regional and global peers. Certainly one reason for this is the uncertainty of North Korea: With North Korea now an open nuclear power, the risks of greater tension with the United States are very real and impossible to quantify. Korean corporate governance, while vastly improved, remains challenged in a number of areas. Still, if one compares Korea today to where it stood ten years ago, the overall changes to the economy and the financial markets are very significant and, we believe, very positive.

16       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

FUND AT A GLANCE	Fund Inception: 1/3/95
---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE
                                                       3 MO    1 YR     3 YRS   5 YRS      10 YRS    INCEPTION
---------------------------------------------------------------------------------------------------------------
Matthews Korea Fund                                    8.09%   21.11%   14.25%  13.57%      3.49%      2.82%

KOSPI Index(1)                                        10.55%   23.86%   13.10%   4.70%     -1.72%     -2.27%

Lipper Pacific ex-Japan Funds Category Average(2)      2.18%   11.66%   13.16%   1.67%      4.20%      3.57%*
---------------------------------------------------------------------------------------------------------------

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.
*Calculated from 12/31/94

-------------------------------------------------------------
              OPERATING EXPENSES (ANNUALIZED)(3)
-------------------------------------------------------------
For the three months ended 3/31/05**                   1.36%

For Calendar Year 2004**                               1.44%

For Fiscal Year 2004 (ended 12/31/04)***+              1.31%
-------------------------------------------------------------

-------------------------------------------------------------
                    PORTFOLIO TURNOVER(4)
-------------------------------------------------------------
For the three months ended 3/31/05 (annualized)**      4.15%

For Calendar Year 2004**                              20.62%

For Fiscal Year 2004 (ended 12/31/04)***+              6.53%
-------------------------------------------------------------

** Unaudited       *** Audited
+ For the four months ended 12/31/04 due to the Fund's change of fiscal year-end from 8/31 to 12/31.

-------------------------------------------------------------
                    COUNTRY ALLOCATION++
-------------------------------------------------------------
South Korea                                           97.9%

Cash and other                                         2.1%
-------------------------------------------------------------

-------------------------------------------------------------
                    SECTOR ALLOCATION++
-------------------------------------------------------------
Information Technology                                20.7%

Financials                                            20.0%

Consumer Discretionary                                17.6%

Consumer Staples                                      12.5%

Industrials                                            8.3%

Health Care                                            8.2%

Telecommunication Services                             8.2%

Utilities                                              1.7%

Materials                                              0.7%

Cash and other                                         2.1%
-------------------------------------------------------------

-------------------------------------------------------------
                   MARKET CAP EXPOSURE++
-------------------------------------------------------------
Large cap (over $5 billion)                           40.4%

Mid cap ($1-$5 billion)                               25.7%

Small cap (under $1 billion)                          31.8%

Cash and other                                         2.1%
-------------------------------------------------------------

++ Percentage figures have been rounded to total 100.0%

------------------------------------------------------------------------------------
     NAV             NET ASSETS              REDEMPTION FEE            12B-1 FEES
------------------------------------------------------------------------------------
    $4.41          $144.8 million     2.00% within 90 calendar days       None
------------------------------------------------------------------------------------

All data is as of March 31, 2005, unless otherwise noted.

[1]	The South Korea Stock Price Index (KOSPI) is a capitalization-weighted index of all common stocks listed on the Korea Stock Exchange. Source: Bloomberg.
[2]	As of 3/31/05, the Lipper Pacific ex-Japan Funds Category Average consisted of 57 funds for the three-month period, 56 funds for the one-year period, 52 funds for the three-year period, 41 funds for the five-year period, 19 funds for the ten-year period, and 13 funds since 12/31/94. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       17

M A T T H E W S   K O R E A  F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: SOUTH KOREA: 97.95%*

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY: 20.69%

Semiconductors &
Semiconductor Equipment: 11.92%
Samsung Electronics Co., Ltd.                          27,981     $13,832,065
Samsung Electronics Co., Ltd., Pfd.                     5,260       1,727,435
Mtekvision Co., Ltd.                                   57,380       1,697,951
                                                                ---------------
                                                                   17,257,451
                                                                ---------------

Internet Software & Services: 2.63%
NHN Corp. **                                           43,672       3,810,280
                                                                ---------------

Software: 2.57%
NCsoft Corp. **                                        48,486       3,724,183
                                                                ---------------

Electronic Equipment & Instruments: 2.07%
Daeduck GDS Co., Ltd.                                 164,500       1,733,284
Amotech Co., Ltd.                                     117,970       1,266,246
                                                                ---------------
                                                                    2,999,530
                                                                ---------------

Computers & Peripherals: 1.50%
LG.Phillips LCD Co., Ltd. ADR **                      101,000       2,176,550

Total Information Technology                                       29,967,994
-------------------------------------------------------------------------------

FINANCIALS: 20.07%

Commercial Banks: 14.61%
Hana Bank                                             262,654       7,242,060
Kookmin Bank                                          156,102       6,971,173
Shinhan Financial Group Co., Ltd.                     195,082       5,225,239
Kookmin Bank ADR                                       38,339       1,711,836
                                                                ---------------
                                                                   21,150,308
                                                                ---------------

Capital Markets: 2.77%
Samsung Securities Co., Ltd. **                       159,625       4,008,309
                                                                ---------------

Insurance: 2.69%
Samsung Fire & Marine
 Insurance Co., Ltd.                                   51,373       3,890,284
                                                                ---------------

Total Financials                                                   29,048,901
-------------------------------------------------------------------------------

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY: 17.58%

Media: 5.87%
Cheil Communications, Inc.                             23,660      $4,007,405
CJ Entertainment, Inc.                                234,441       3,174,361
G2R, Inc.                                              67,430       1,311,416
                                                                ---------------
                                                                    8,493,182
                                                                ---------------

Automobiles: 5.12%
Hyundai Motor Co.                                      86,641       4,692,521
Hyundai Motor Co., Pfd.                                88,180       2,722,248
                                                                ---------------
                                                                    7,414,769
                                                                ---------------

Multiline Retail: 3.66%
Hyundai Department Store Co., Ltd.                     96,300       4,120,369
Taegu Department Store
 Co., Ltd.                                            133,110       1,179,705
                                                                ---------------
                                                                    5,300,074
                                                                ---------------

Internet & Catalog Retail: 2.26%
LG Home Shopping, Inc.                                 42,234       3,277,242
                                                                ---------------

Textiles, Apparel & Luxury Goods: 0.42%
Handsome Co., Ltd.                                     56,699         605,794
                                                                ---------------

Auto Components: 0.25%
Korea Electric Terminal Co., Ltd.                      25,980         358,168
                                                                ---------------

Total Consumer Discretionary                                       25,449,229
-------------------------------------------------------------------------------

CONSUMER STAPLES: 12.50%

Food Products: 5.46%
Nong Shim Co., Ltd.                                    15,420       4,403,545
ORION Corp.                                            15,760       1,877,853
Pulmuone Co., Ltd.                                     43,510       1,621,717
                                                                ---------------
                                                                    7,903,115
                                                                ---------------

Personal Products: 3.67%
AmorePacific Corp.                                     22,240       5,321,832
                                                                ---------------

Beverages: 3.37%
Hite Brewery Co., Ltd.                                 50,541       4,877,418
                                                                ---------------

Total Consumer Staples                                             18,102,365
-------------------------------------------------------------------------------

18       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
INDUSTRIALS: 8.33%

Commercial Services & Supplies: 6.49%
S1 Corp.                                              120,455      $4,839,551
Sindo Ricoh Co., Ltd.                                  50,406       3,092,362
Shinsegae Food Systems Co., Ltd.                       43,509       1,456,727
                                                                ---------------
                                                                    9,388,640
                                                                ---------------

Construction & Engineering: 1.84%
Tae Young Corp.                                        66,010       2,665,101
                                                                ---------------

Total Industrials                                                  12,053,741
-------------------------------------------------------------------------------

HEALTH CARE: 8.19%

Pharmaceuticals: 8.19%
Hanmi Pharm Co., Ltd.                                  65,351       3,713,198
Yuhan Corp.                                            39,433       3,494,801
LG Life Sciences, Ltd. **                              77,120       2,589,652
Daewoong Pharmaceutical
 Co., Ltd.                                             83,960       2,054,560
                                                                ---------------

Total Health Care                                                  11,852,211
-------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES: 8.18%

Wireless Telecommunication Services: 5.35%
SK Telecom Co., Ltd.                                   26,705       4,496,854
SK Telecom Co., Ltd.  ADR                              96,700       1,906,924
KT Freetel Co., Ltd.                                   63,651       1,338,207
                                                                ---------------
                                                                    7,741,985
                                                                ---------------

Diversified Telecommunication Services: 2.83%
KT Corp.                                               65,880       2,556,053
KT Corp. ADR                                           72,300       1,540,713
                                                                ---------------
                                                                    4,096,766
                                                                ---------------

Total Telecommunication Services                                   11,838,751
-------------------------------------------------------------------------------

UTILITIES: 1.73%

Electric Utilities: 1.22%
Korea Electric Power Corp.                             68,510       1,760,818
                                                                ---------------

Gas Utilities: 0.51%
Samchully Co., Ltd.                                    10,570         740,056
                                                                ---------------

Total Utilities                                                     2,500,874
-------------------------------------------------------------------------------

                                                       SHARES           VALUE
-------------------------------------------------------------------------------
MATERIALS: 0.68%

Chemicals: 0.68%
LG Chem, Ltd.                                          24,420        $985,938
                                                                ---------------

Total Materials                                                       985,938
-------------------------------------------------------------------------------

TOTAL INVESTMENTS: 97.95%                                         141,800,004
(Cost $85,635,825***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 2.05%                                             2,962,743
                                                                ---------------

NET ASSETS: 100.00%                                              $144,762,747
-------------------------------------------------------------------------------
   *       As a percentage of net assets as of March 31, 2005
   **      Non-income producing security
   ***     Cost of investments is $85,635,825 and net
           unrealized appreciation consists of:
           Gross unrealized appreciation                     $58,138,314
           Gross unrealized depreciation                      (1,974,135)
                                                             -----------
           Net unrealized appreciation                       $56,164,179
                                                             ===========
   ADR     American Depositary Receipt
   GDS     Global Depositary Shares
   Pfd.    Preferred

See accompanying notes to schedules of investments.

800.789.ASIA [2742]    www.matthewsfunds.com       19

M A T T H E W S   C H I N A    F U N D

PORTFOLIO MANAGEMENT	SYMBOL: MCHFX

Lead Manager: Richard H. Gao
Co-Managers: Mark W. Headley and G. Paul Matthews

The Matthews China Fund invests at least 80% of its assets in the common and preferred stocks of companies located in China. China includes Taiwan and Hong Kong.

PORTFOLIO MANAGER COMMENTARY

The Matthews China Fund ended the first quarter of 2005 up 1.07%, outperforming both its benchmark, the MSCI China Index, and the Lipper China Region Funds Category Average, which were down 0.34% and 1.36%, respectively, over the same period. After a sharp decline at the beginning of the year due to diminishing speculation on China’s imminent currency revaluation and high oil prices, Chinese equities remained relatively stable through the rest of the period. Stock performance was driven by a mixed bag of positive and negative news: the positive being stronger-than-expected GDP and exports numbers; the negative, rising inflation and interest-rate pressures.

The Fund benefited most from its holdings in B shares and energy stocks; selective information technology stocks also contributed positively to the Fund. Negative contributions mostly came from utilities, telecom services and consumer staples sectors. Companies with significant exposure to both Hong Kong and China were particularly weak during the period. Many of these companies faced strong selling pressure when liquidity in the Hong Kong market began to decline this year.

Despite the tightening measures imposed by the central government last year to cool down the expansion, China’s overall economy continued to grow strongly in the first quarter. Meanwhile, rising inflation is becoming a major concern for the government, although the growth of the Consumer Price Index has remained below 5%. Going forward, preventing the economy from overheating and controlling inflation will be the focus of China’s economic policy.

During the quarter, the Fund slightly increased its positions in the energy sector and decreased some Hong Kong–based utilities and infrastructure holdings. We continue to overweight the consumer sector, as we believe that growing domestic consumption will be the key driving force behind China’s sustainable economic growth over the long term.

20       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

FUND AT A GLANCE	Fund Inception: 2/19/98
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2005
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      SINCE
                                                        3 MO           1 YR          3 YRS           5 YRS          INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
Matthews China Fund                                     1.07%          1.61%         15.33%          11.95%           7.47%

MSCI China Index(1)                                    -0.34%          5.06%         19.26%           1.56%          -8.00%*

Lipper China Region Funds Category Average(2)          -1.36%          3.67%         12.36%          -0.08%           5.66%*
-----------------------------------------------------------------------------------------------------------------------------

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

*Calculated from 2/28/98

-----------------------------------------------------------------
              OPERATING EXPENSES (ANNUALIZED)(3)
-----------------------------------------------------------------
For the three months ended 3/31/05**                       1.35%

For Calendar Year 2004**                                   1.47%

For Fiscal Year 2004 (ended 12/31/04)***+                  1.43%
-----------------------------------------------------------------

-----------------------------------------------------------------
                     PORTFOLIO TURNOVER(4)
-----------------------------------------------------------------
For the three months ended 3/31/05 (annualized)**          7.42%

For Calendar Year 2004**                                  28.88%

For Fiscal Year 2004 (ended 12/31/04)***+                  4.99%
-----------------------------------------------------------------

** Unaudited      *** Audited
+ For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.

------------------------------------------------
                CHINA EXPOSURE(5)++
------------------------------------------------
SAR (Hong Kong)                           38.1%

H Share                                   29.0%

China-affiliated corporations             25.5%

B Share                                    7.2%

Cash and other                             0.2%
------------------------------------------------

------------------------------------------------
                SECTOR ALLOCATION++
------------------------------------------------
Consumer Discretionary                    23.0%

Industrials                               16.7%

Financials                                13.9%

Information Technology                    10.7%

Energy                                     8.5%

Utilities                                  8.0%

Telecommunication Services                 7.0%

Consumer Staples                           4.9%

Health Care                                4.0%

Materials                                  3.1%

Cash and other                             0.2%
------------------------------------------------

------------------------------------------------
              MARKET CAP EXPOSURE++
------------------------------------------------
Large cap (over $5 billion)               29.1%

Mid cap ($1-$5 billion)                   50.8%

Small cap (under $1 billion)              19.9%

Cash and other                             0.2%
------------------------------------------------

++ Percentage figures have been rounded to total 100.0%

-------------------------------------------------------------------------------------
    NAV          NET ASSETS                   REDEMPTION FEE              12B-1 FEES
-------------------------------------------------------------------------------------
  $14.16       $381.9 million        2.00% within 90 calendar days           None
-------------------------------------------------------------------------------------

All data is as of March 31, 2005, unless otherwise noted.

[1]	The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Bloomberg.
[2]	As of 3/31/05, the Lipper China Region Funds Category Average consisted of 34 funds for the three-month period, 26 funds for the one-year period, 22 funds for the three-year period, 21 funds for the five-year period, and 16 funds since 2/28/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.
[5]	SAR (Hong Kong) companies are companies that conduct business in mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

800.789.ASIA [2742]    www.matthewsfunds.com       21

M A T T H E W S   C H I N A   F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: CHINA/HONG KONG: 99.83%*

                                               SHARES         VALUE
===================================================================
CONSUMER DISCRETIONARY: 23.03%

Hotels, Restaurants & Leisure: 7.21%
Shangri-La Asia, Ltd.                       8,953,600   $13,086,954
China Travel International
 Investment Hong Kong, Ltd.                24,034,000     7,395,598
Cafe de Coral Holdings, Ltd.                5,880,100     6,709,818
China Travel International
 Investment Hong Kong, Ltd.
 Warrants Expires 5/31/06 **                2,942,400       347,077
                                                        -----------
                                                         27,539,447
                                                        -----------

Media: 4.63%
Television Broadcasts, Ltd.                 2,542,000    12,808,672
Clear Media, Ltd. **                        5,534,000     4,860,330
                                                        -----------
                                                         17,669,002
                                                        -----------

Textiles, Apparel & Luxury Goods: 2.82%
Weiqiao Textile Co., Ltd.
 H Shares                                   4,445,500     6,326,735
Texwinca Holdings, Ltd.                     5,284,000     4,437,518
                                                        -----------
                                                         10,764,253
                                                        -----------

Household Durables: 2.60%
TCL International Holdings, Ltd.           24,764,000     6,223,188
Lerado Group Holding Co., Ltd.             24,089,000     3,706,261
                                                        -----------
                                                          9,929,449
                                                        -----------

Automobiles: 2.38%
Denway Motors, Ltd.                        25,805,200     9,098,629
                                                        -----------

Specialty Retail: 1.81%
Giordano International, Ltd.               10,188,000     6,923,104
                                                        -----------

Distributors: 1.58%
Li & Fung, Ltd.                             3,316,000     6,037,246
                                                        -----------

Total Consumer Discretionary                             87,961,130
===================================================================

                                               SHARES         VALUE
===================================================================
INDUSTRIALS: 16.66%

Transportation Infrastructure: 10.20%
Cosco Pacific, Ltd.                         5,948,000   $12,926,373
China Merchants Holdings
 International Co., Ltd.                    5,205,000    10,210,528
Zhejiang Expressway Co.,
 Ltd. H Shares                              9,656,000     6,809,198
Beijing Capital International
 Airport Co., Ltd. H Shares                13,616,000     5,106,360
GZI Transport, Ltd.                        12,384,000     3,929,816
                                                        -----------
                                                         38,982,275
                                                        -----------

Electrical Equipment: 2.77%
BYD Co., Ltd. H Shares **                   3,599,000    10,590,112
                                                        -----------

Machinery: 2.39%
Shanghai Zhenhua Port
 Machinery Co., Ltd. B Shares               7,896,382     9,112,425
                                                        -----------

Air Freight & Logistics: 0.80%
Sinotrans, Ltd. H Shares                   10,566,000     3,048,100
                                                        -----------

Airlines: 0.50%
Air China, Ltd.**                           5,230,000     1,894,332
                                                        -----------

Total Industrials                                        63,627,244
===================================================================

22       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

                                               SHARES         VALUE
===================================================================
FINANCIALS: 13.96%

Real Estate: 8.04%
Swire Pacific, Ltd. A Shares                2,103,500   $16,653,883
China Vanke Co., Ltd. B Shares             20,396,858    14,043,442
                                                        -----------
                                                         30,697,325

Commercial Banks: 3.44%
BOC Hong Kong Holdings, Ltd.                7,131,500    13,121,057
                                                        -----------

Insurance: 2.48%
PICC Property and Casualty Co.,
 Ltd. H Shares **                          20,856,000     6,551,385
China Insurance International
 Holdings Co., Ltd.                         8,104,000     2,909,333
                                                        -----------
                                                          9,460,718
                                                        -----------

Total Financials                                         53,279,100
===================================================================

INFORMATION TECHNOLOGY: 10.76%

Computers & Peripherals: 4.52%
Lenovo Group, Ltd.                         30,500,000    10,362,910
TPV Technology, Ltd.                       11,122,000     6,880,440
                                                        -----------
                                                         17,243,350
                                                        -----------

Communications Equipment: 2.90%
Comba Telecom Systems
Holdings, Ltd.                             11,214,000     5,787,120
ZTE Corp. H Shares**                        1,600,000     5,292,681
                                                        -----------
                                                         11,079,801
                                                        -----------
Internet Software & Services: 1.57%
 SINA Corp. **                                192,900     5,991,474
                                                        -----------

IT Services: 1.42%
Travelsky Technology, Ltd. H
 Shares **                                  6,487,000     5,406,215
                                                        -----------

Semiconductors &
Semiconductor Equipment: 0.35%
Semiconductor Manufacturing
 International Corp. ADR **                   138,000     1,345,500
                                                        -----------

Total Information Technology                             41,066,340
===================================================================

                                               SHARES         VALUE
===================================================================
ENERGY: 8.48%

Oil & Gas: 6.85%
CNOOC, Ltd.                                17,072,000    $9,193,264
PetroChina Co., Ltd. H Shares              14,476,000     9,001,737
Sinopec Zhenhai Refining
 and Chemical Co., Ltd.                     7,352,000     7,965,228
                                                        -----------
                                                         26,160,229
                                                        -----------

Energy Equipment & Services: 1.63%
China Oilfield Services, Ltd.
 H Shares                                  18,018,000     6,237,440
                                                        -----------
Total Energy                                             32,397,669
===================================================================

UTILITIES: 8.01%

Electric Utilities: 5.22%
Datang International
 Power Generation Co.,
 Ltd. H Shares                             10,516,000     7,617,896
Huaneng Power International,
 Inc. H Shares                              7,876,000     5,755,944
Guangdong Electric Power
 Development Co., Ltd. B Shares             8,471,726     4,225,300
Huaneng Power International,
 Inc. ADR                                      78,800     2,327,752
                                                        -----------
                                                         19,926,892
                                                        -----------

Gas Utilities: 2.79%
Hong Kong and China Gas
 Co., Ltd.                                  5,421,400    10,669,790
                                                        -----------

Total Utilities                                          30,596,682
===================================================================

See footnotes on page 25.

800.789.ASIA [2742]    www.matthewsfunds.com       23

M A T T H E W S   C H I N A   F U N D

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

EQUITIES: CHINA/HONG KONG (continued)

                                               SHARES         VALUE
===================================================================
TELECOMMUNICATION SERVICES: 6.97%

Wireless Telecommunication Services: 5.05%
China Mobile HK, Ltd.                       5,642,083   $18,446,572
China Mobile HK, Ltd. ADR                      50,500       828,705
                                                        -----------
                                                         19,275,277
                                                        -----------

Diversified Telecommunication
Services: 1.92%
China Telecom Corp., Ltd.
 H Shares **                               20,988,000     7,332,863
                                                        -----------

Total Telecommunication Services                         26,608,140
===================================================================

CONSUMER STAPLES: 4.88%

Food & Staples Retailing: 1.82%
Lianhua Supermarket
 Holdings, Ltd. H Shares                    6,385,000     6,958,503
                                                        -----------

Beverages: 1.74%
Tsingtao Brewery Co., Ltd.
 H Shares                                   6,351,000     6,636,449
                                                        -----------

Food Products: 1.32%
China Mengniu Dairy Co., Ltd. **            7,444,000     5,058,459
                                                        -----------

Total Consumer Staples                                   18,653,411
===================================================================

                                               SHARES         VALUE
===================================================================
HEALTH CARE: 4.01%

Pharmaceuticals: 1.47%
China Pharmaceutical
 Group, Ltd.                               21,974,000    $5,606,583
                                                        -----------

Health Care Equipment & Supplies: 1.35%
Moulin International
 Holdings, Ltd.                             7,192,000     5,163,851
                                                        -----------

Biotechnology: 1.19%
Global Bio-chem Technology
 Group Co., Ltd.                            7,204,000     4,525,908
Global Bio-chem Technology
 Group Co., Ltd. Warrants
 Expires 5/31/07 **                         1,089,000        36,302
                                                        -----------
                                                          4,562,210
                                                        -----------

Total Health Care                                        15,332,644
===================================================================

24       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

                                               SHARES         VALUE
===================================================================
MATERIALS: 3.07%

Construction Materials: 3.07%
Cheung Kong Infrastructure
 Holdings, Ltd.                             4,085,500   $11,733,545
                                                        -----------

Total Materials                                          11,733,545
===================================================================

TOTAL INVESTMENTS: 99.83%                               381,255,905
(Cost $346,753,263***)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.17%                                     639,916
                                                        -----------

NET ASSETS: 100.00%                                    $381,895,821
===================================================================
*   As a percentage of net assets as of March 31, 2005
**  Non-income producing security
*** Cost of investments is $346,753,263 and net unrealized
    appreciation consists of:
    Gross unrealized appreciation.......................$53,680,727
    Gross unrealized depreciation.......................(19,178,085)
                                                        -----------
    Net unrealized appreciation.........................$34,502,642
                                                        ===========
ADR American Depositary Receipt

See accompanying notes to schedules of investments.

800.789.ASIA [2742]    www.matthewsfunds.com       25

M A T T H E W S   J A P A N   F U N D

PORTFOLIO MANAGEMENT	SYMBOL: MJFOX

Lead Manager: Mark W. Headley
Co-Manager: Patricia Higase, CFA

The Matthews Japan Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGER COMMENTARY

For the three months ended March 31, 2005, the Matthews Japan Fund declined 1.12%, outperforming the MSCI Developed Markets Japan Index, which declined 2.33%, but underperforming the TOPIX Index, which declined 0.62%. The Fund also outperformed the Lipper Japanese Funds Category Average, which declined 2.06% over the period. While the Japanese equity markets had positive gains in yen terms, the U.S dollar strengthened against the Japanese yen, resulting in lower U.S. dollar–based returns.

The Fund’s best-performing sectors were health care and consumer discretionary. Select retailers, technology and financial services positions made a positive contribution toward the Fund’s performance due to positive company-specific events. Japan’s GDP figures released during February were weaker than consensus expectations. In this weaker macroeconomic environment, defensive and cyclical sectors—which are not core sectors for the Fund—performed well. Major banks that had outperformed in the fourth quarter of 2004 also under-performed. In general, small-capitalization stocks continued to outperform larger companies.

During the quarter, the Fund selectively added to positions in retail, smaller-capitalization services and technology companies. The Fund aims for diversification across sectors and market capitalizations; however, the Fund’s largest sector exposure remains concentrated in consumer discretionary, technology and financials. Despite the weak shorter-term macroeconomic environment, we continue to believe that in the longer term, these three sectors will best provide the Fund with exposure to the recovering domestic demand in Japan.

26       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

FUND AT A GLANCE	Fund Inception: 2/19/98
----------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2005
----------------------------------------------------------------------------------------
                                                                                 SINCE
                                            3 MO      1 YR     3 YRS    5 YRS  INCEPTION
----------------------------------------------------------------------------------------
Matthews Japan Fund                        -1.12%     2.25%   18.79%    -6.65%   10.22%

MSCI Developed Markets Japan Index(1)      -2.33%    -1.68%   10.91%    -6.96%    2.13%

TOPIX Index(2)                             -0.62%    -1.65%   12.46%    -7.02%    3.48%

Lipper Japanese Funds Category Average(3)  -2.06%    -2.81%    8.10%   -10.17%    3.65%
----------------------------------------------------------------------------------------

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

------------------------------------------------------------
             OPERATING EXPENSES (ANNUALIZED)(4)
------------------------------------------------------------
For the three months ended 3/31/05**                  1.29%

For Calendar Year 2004**                              1.41%

For Fiscal Year 2004 (ended 12/31/04)***+             1.38%
------------------------------------------------------------

------------------------------------------------------------
                    PORTFOLIO TURNOVER(5)
------------------------------------------------------------

For the three months ended 3/31/05 (annualized)**     0.32%

For Calendar Year 2004**                             17.16%

For Fiscal Year 2004 (ended 12/31/04)***+             5.30%
------------------------------------------------------------

** Unaudited     *** Audited
+ For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.

----------------------------------------
           COUNTRY ALLOCATION++
----------------------------------------
Japan                              97.9%

Cash and other                      2.1%
----------------------------------------

----------------------------------------
           SECTOR ALLOCATION++
----------------------------------------
Consumer Discretionary             32.9%

Financials                         22.5%

Information Technology             14.1%

Industrials                        11.0%

Consumer Staples                    9.3%

Telecommunication Services          6.1%

Health Care                         2.0%

Cash and other                      2.1%
----------------------------------------

----------------------------------------
         MARKET CAP EXPOSURE++
----------------------------------------
Large cap (over $5 billion)        48.6%

Mid cap ($1-$5 billion)            36.7%

Small cap (under $1 billion)       12.6%

Cash and other                      2.1%
----------------------------------------

++Percentage figures have been rounded to total 100.0%

----------------------------------------------------------------------------
    NAV        NET ASSETS               REDEMPTION FEE           12B-1 FEES
----------------------------------------------------------------------------
  $15.94     $210.6 million    2.00% within 90 calendar days        None
----------------------------------------------------------------------------

All data is as of March 31, 2005, unless otherwise noted.

[1]	The MSCI Developed Markets Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. Source: Bloomberg.
[2]	The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. Source: Bloomberg.
[3]	As of 3/31/05, the Lipper Japanese Funds Category Average consisted of 41 funds for the three-month and one-year periods, 36 funds for the three-year period, 30 funds for the five-year period, and 28 funds since 12/31/98. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[5]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       27

M A T T H E W S   J A P A N   F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: JAPAN: 97.86%*

                                               SHARES          VALUE
====================================================================
CONSUMER DISCRETIONARY: 32.86%

Household Durables: 8.66%
Sharp Corp.                                   461,000     $6,973,254
Makita Corp.                                  312,000      5,697,062
Matsushita Electric
 Industrial Co., Ltd.                         377,000      5,554,975
                                                          ----------
                                                          18,225,291
                                                          ----------

Leisure, Equipment & Products: 6.76%
Shimano, Inc.                                 209,000      7,016,693
Studio Alice Co., Ltd.                        214,500      4,340,809
Fuji Photo Film Co., Ltd.                      79,000      2,887,998
                                                          ----------
                                                          14,245,500
                                                          ----------

Specialty Retail: 4.65%
Nitori Co., Ltd.                               57,950      3,739,756
Yamada Denki Co., Ltd.                         59,900      3,139,401
Gulliver International Co., Ltd.               21,570      2,906,710
                                                          ----------
                                                           9,785,867
                                                          ----------

Hotels Restaurants & Leisure: 3.30%
Nissin Healthcare Food
 Service Co., Ltd.                            260,800      4,236,814
H.I.S. Co., Ltd.                              118,700      2,717,602
                                                          ----------
                                                           6,954,416
                                                          ----------

Media: 2.96%
Fuji Television Network, Inc.                   2,643      6,235,932
                                                          ----------

Multiline Retail: 2.85%
Mitsukoshi, Ltd.                            1,149,000      6,000,560
                                                          ----------

Automobiles: 2.17%
Honda Motor Co., Ltd. ADR                     182,200      4,562,288
                                                          ----------

Internet & Catalog Retail: 1.51%
Rakuten, Inc.                                   3,620      3,156,486
Belluna Co., Ltd.                                 781         27,313
                                                          ----------
                                                           3,183,799
                                                          ----------

Total Consumer Discretionary                              69,193,653
====================================================================

                                               SHARES          VALUE
====================================================================
FINANCIALS: 22.51%

Commercial Banks: 10.07%
The Sumitomo Trust and Banking
 Co., Ltd.                                  1,210,000     $7,887,625
Mizuho Financial Group, Inc.                    1,491      7,049,678
The Joyo Bank, Ltd.                         1,165,000      6,268,815
                                                          ----------
                                                          21,206,118
                                                          ----------

Capital Markets: 6.43%
Monex Beans Holdings, Inc.                      5,328      7,105,325
Nomura Holdings, Inc.                         460,000      6,434,766
                                                          ----------
                                                          13,540,091
                                                          ----------

Insurance: 3.05%
T&D Holdings, Inc.                            126,445      6,426,609
                                                          ----------

Real Estate: 2.96%
Japan Retail Fund Investment
 Corp. REIT                                       416      3,305,344
Japan Real Estate Investment
 Corp. REIT                                       359      2,929,451
                                                          ----------
                                                           6,234,795
                                                          ----------

Total Financials                                          47,407,613
====================================================================

INFORMATION TECHNOLOGY: 14.06%

Software: 5.44%
Square Enix Co., Ltd.                         187,600      5,755,889
Nintendo Co., Ltd.                             52,215      5,697,244
                                                          ----------
                                                          11,453,133
                                                          ----------

IT Services: 3.89%
NIWS Co., Ltd.                                  2,245      3,412,618
NIWS Co., Ltd. W / I **, ***                    2,245      3,412,618
Jupiter Telecommunications
 Co., Ltd. **                                   1,712      1,365,066
                                                          ----------
                                                           8,190,302
                                                          ----------

Office Electronics: 3.00%
Canon, Inc. ADR                               117,900      6,319,440
                                                          ----------

Electronic Equipment & Instruments: 1.05%
Murata Manufacturing Co., Ltd.                 41,300      2,214,632
                                                          ----------

28       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

                                               SHARES          VALUE
====================================================================
Internet Software & Servies: 0.68%
Kakaku.com, Inc.                                  105       $879,325
Mediaseek, Inc. **                                218        548,914
                                                          ----------
                                                           1,428,239
                                                          ----------

Total Information Technology                              29,605,746
====================================================================

INDUSTRIALS: 11.04%

Commercial Services & Supplies: 5.20%
Secom Co., Ltd.                               158,500      6,592,465
Toppan Forms Co., Ltd.                        377,600      4,366,539
                                                          ----------
                                                          10,959,004
                                                          ----------

Air Freight & Logistics: 2.26%
Yamato Transport Co., Ltd.                    333,000      4,763,797
                                                          ----------

Building Products: 2.04%
TOTO, LTD.                                    500,000      4,289,844
                                                          ----------

Machinery: 1.54%
Yushin Precision Equipment
 Co., Ltd.                                    127,145      2,165,129
Disco Corp.                                    25,000      1,072,461
                                                          ----------
                                                           3,237,590
                                                          ----------

Total Industrials                                         23,250,235
====================================================================

CONSUMER STAPLES: 9.24%

Food Staples & Retailing: 2.91%
Seven-Eleven Japan Co., Ltd.                  209,000      6,120,116
                                                          ----------

Beverages: 2.57%
Ito En, Ltd.                                  111,600      5,422,326
                                                          ----------

Food Products: 2.31%
Hokuto Corp.                                  278,680      4,857,343
                                                          ----------

Personal Products: 1.45%
Shiseido Co., Ltd.                            232,000      3,061,457
                                                          ----------

Total Consumer Staples                                    19,461,242
====================================================================

                                               SHARES          VALUE
====================================================================
TELECOMMUNICATION SERVICES: 6.13%

Diversified Telecommunication Services: 3.58%
Nippon Telegraph & Telephone
 Corp. ADR                                    222,325     $4,857,801
Usen Corp.                                    104,400      2,667,686
                                                          ----------
                                                           7,525,487
                                                          ----------

Wireless Telecommunication Services: 2.55%
NTT DoCoMo, Inc.                                3,204      5,378,346
                                                          ----------

Total Telecommunication Services                          12,903,833
====================================================================

HEALTH CARE: 2.02%

Health Care Equipment & Supplies: 2.02%
Nakanishi, Inc.                                53,000      4,260,561
                                                          ----------

Total Health Care                                          4,260,561
====================================================================

TOTAL INVESTMENTS: 97.86%                                206,082,883
(Cost $186,661,006****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 2.14%                                    4,505,845
                                                         -----------

NET ASSETS: 100.00%                                     $210,588,728
====================================================================
*     As a percentage of net assets as of March 31, 2005
**    Non-income producing security
***   Valued at fair value under direction of the Board of Trustees
      (Note 1)
****  Cost of investments is $186,661,006 and net unrealized appreciation consists of:
      Gross unrealized appreciation......................$27,737,140
      Gross unrealized depreciation.......................(8,315,263)
                                                         -----------
      Net unrealized appreciation........................$19,421,877
                                                         ===========
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust
W / I When Issued

See accompanying notes to schedules of investments.

800.789.ASIA [2742]    www.matthewsfunds.com       29

M A T T H E W S   A S I A N   T E C H N O L O G Y   F U N D

PORTFOLIO MANAGEMENT	SYMBOL: MATFX

Co-Managers: Mark W. Headley, Patricia Higase, CFA and Andrew T. Foster

The Matthews Asian Technology Fund invests at least 80% of its assets in the common and preferred stocks of companies located in Asia which derive a substantial portion of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGER COMMENTARY

During the first quarter of 2005, the performance of Asian technology stocks was mixed. Stock prices of consumer electronics and component-supplier companies declined due to lower profit margins resulting from falling retail prices of digital products. Select equipment manufacturing stocks performed well, as these companies benefited from the increased outsourcing trend of handset production. Traditional wireless and wireline telecommunications stocks underperformed the broader technology sector due to declining growth prospects. During the three-month period ended March 31, 2005, the Matthews Asian Technology Fund declined by 1.84% but outperformed both the MSCI/Matthews Asian Technology Index and the Lipper Science and Technology Funds Category Average, which declined by 2.50% and 9.01%, respectively.

On a country basis, the Fund’s positions in Korea, Hong Kong and China made positive contributions to Fund performance, while Japan detracted. The strong performance of the Fund’s Korean technology companies was partly attributable to the overall strong performance of the Korean equity markets during the quarter.

In general, Japanese technology companies suffered from a strong Japanese yen and a weak macroeconomic environment in Japan. In terms of sectors, the semiconductor, hardware and equipment, and software services industries made positive contributions to the performance of the Fund, while the telecommunications sector made a negative contribution.

In the past few years, low earnings visibility and volatile stock prices have led to Asian technology being somewhat out of favor among investors. Our long-term positive view of Asian technology is based on two main theses: First, over the long term, Asian consumption will increase over time, which will in turn lead to increased consumption of Asian technology services and products. Second, Asian technology companies are improving their operations and products and are well-positioned to become globally competitive. During the quarter, we selectively added to the Fund’s wireless telecommunications and software positions.

30       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

FUND AT A GLANCE	Fund Inception: 12/27/99
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2005
-----------------------------------------------------------------------------------------------------
                                                                                             SINCE
                                                   3 MO     1 YR      3 YRS     5 YRS      INCEPTION
-----------------------------------------------------------------------------------------------------
Matthews Asian Technology Fund                    -1.84%    1.91%     8.68%    -12.30%      -10.28%

MSCI/Matthews Asian Technology Index(1)           -2.50%   -7.02%     2.74%    -15.62%      -15.86%*

Lipper Science and Tech Funds Category Avg(2)     -9.01%   -6.58%    -3.10%    -21.12%      -17.37%*
-----------------------------------------------------------------------------------------------------

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

*Calculated from 12/31/99

---------------------------------------------------------------------
                 OPERATING EXPENSES (ANNUALIZED)(3)
---------------------------------------------------------------------
For the three months ended 3/31/05**                           1.46%

For Calendar Year 2004**                                       1.79%

For Fiscal Year 2004 (ended 12/31/04)***+                      1.60%
---------------------------------------------------------------------

---------------------------------------------------------------------
                      PORTFOLIO TURNOVER(4)
---------------------------------------------------------------------
For the three months ended 3/31/05** (annualized)**           19.91%

For Calendar Year 2004**                                      37.89%

For Fiscal Year 2004 (ended 12/31/04)***+                      7.36%
---------------------------------------------------------------------

**Unaudited *** Audited
+For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.

----------------------------------------
           COUNTRY ALLOCATION++
----------------------------------------
Japan                              30.6%

China/Hong Kong                    21.6%

South Korea                        19.5%

Taiwan                             10.9%

India                               6.8%

Thailand                            4.7%

Singapore                           2.6%

Indonesia                           2.5%

Australia                           0.6%

Cash and other                      0.2%
----------------------------------------

----------------------------------------
           SECTOR ALLOCATION++
----------------------------------------
Information Technology             67.0%

Telecommunication Services         19.9%

Consumer Discretionary              8.7%

Health Care                         3.0%

Industrials                         1.2%

Cash and other                      0.2%
----------------------------------------

----------------------------------------
         MARKET CAP EXPOSURE++
----------------------------------------
Large Cap (Over $5 Billion)        54.8%

Mid cap ($1-$5 billion)            25.8%

Small cap (under $1 billion)       19.2%

Cash and other                      0.2%
----------------------------------------

++ Percentage figures have been rounded to total 100.0%

-----------------------------------------------------------------------------
     NAV        NET ASSETS              REDEMPTION FEE            12B-1 FEES
-----------------------------------------------------------------------------
    $5.35     $36.9 million     2.00% within 90 calendar days        None
-----------------------------------------------------------------------------

All data is as of March 31, 2005, unless otherwise noted.

[1]	The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. Source: Morgan Stanley Capital International.
[2]	As of 3/31/05, the Lipper Science and Technology Funds Category Average consisted of 301 funds for the three-month period, 294 funds for the one-year period, 276 funds for the three-year period, 141 funds for the five-year period, and 127 funds since 12/31/99. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       31

M A T T H E W S   A S I A N   T E C H N O L O G Y   F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: 99.83%*

                                               SHARES          VALUE
====================================================================
JAPAN: 30.60%
Nintendo Co., Ltd.                             11,385     $1,242,232
Matsushita Electric Industrial
 Co., Ltd.                                     78,000      1,149,305
NTT DoCoMo, Inc.                                  676      1,134,757
Sharp Corp.                                    74,000      1,119,351
Rakuten, Inc.                                   1,090        950,433
Canon, Inc. ADR                                16,800        900,480
Nidec Corp.                                     6,900        859,041
Usen Corp.                                     29,600        756,355
NIWS Co., Ltd.                                    470        714,446
NIWS Co., Ltd. W/I **, ***                        470        714,446
Access Co., Ltd. **                                27        699,991
Kakaku.com, Inc.                                   49        410,352
Strawberry Corp.                                   58        352,662
Jupiter Telecommunications
 Co., Ltd. **                                     244        194,554
Yushin Precision Equipment Co., Ltd.            6,345        108,048
                                                         -----------

Total Japan                                               11,306,453
====================================================================

CHINA/HONG KONG: 21.58%
ASM Pacific Technology, Ltd.                  328,000      1,413,023
China Mobile HK, Ltd. ADR                      76,400      1,253,724
Lenovo Group, Ltd.                          3,335,000      1,133,125
SINA Corp. **                                  26,600        826,196
TPV Technology, Ltd.                        1,152,000        712,666
Asia Satellite Telecommunications
 Holdings, Ltd.                               346,400        661,759
Comba Telecom Systems
 Holdings, Ltd.                             1,156,000        596,568
Tencent Holdings, Ltd. **                     803,000        581,701
The9, Ltd. ADR **                              24,400        418,948
ZTE Corp. H Shares**                          113,600        375,780
                                                         -----------

Total China/Hong Kong                                      7,973,490
====================================================================
SOUTH KOREA: 19.47%
Samsung Electronics Co., Ltd.                   4,048     $2,001,079
NHN Corp. **                                   12,939      1,128,898
NCSoft Corp. **                                13,463      1,034,086
LG Life Sciences, Ltd. **                      26,212        880,186
SK Telecom Co., Ltd.                            5,129        863,672
LG.Philips LCD Co., Ltd. ADR **                22,900        493,495
Mtekvision Co., Ltd.                           13,434        397,530
Amotech Co., Ltd.                              36,853        395,566
                                                         -----------

Total South Korea                                          7,194,512
====================================================================

TAIWAN: 10.86%
Hon Hai Precision Industry
 Co., Ltd.                                    327,492      1,455,243
Taiwan Semiconductor
 Manufacturing Co., Ltd.                      837,466      1,368,930
Quanta Computer, Inc.                         452,386        759,576
Sunplus Technology Co., Ltd.                  285,595        428,764
                                                         -----------

Total Taiwan                                               4,012,513
====================================================================

INDIA: 6.83%
Infosys Technologies, Ltd.                     29,118      1,501,769
Wipro, Ltd.                                    66,423      1,020,640
                                                         -----------

Total India                                                2,522,409
====================================================================

THAILAND: 4.73%
Advanced Info Service Public
 Co., Ltd.                                    483,200      1,235,174
Shin Satellite Public Co., Ltd.             1,241,800        511,068
                                                         -----------

Total Thailand                                             1,746,242
====================================================================

SINGAPORE: 2.61%
Venture Corp., Ltd.                           119,600        963,610
                                                         -----------

Total Singapore                                              963,610
====================================================================

32       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

                                               SHARES          VALUE
====================================================================
INDONESIA: 2.54%
PT Telekomunikasi Indonesia ADR                50,000       $937,000
                                                         -----------

Total Indonesia                                              937,000
====================================================================

AUSTRALIA: 0.61%
Novogen, Ltd. **                               60,532        226,733
                                                         -----------

Total Australia                                              226,733
====================================================================

TOTAL INVESTMENTS: 99.83%                                 36,882,962
(Cost $32,357,852****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 0.17%                                       64,046
                                                         -----------

NET ASSETS: 100.00%                                      $36,947,008
====================================================================
*   As a percentage of net assets as of March 31, 2005
**  Non-income producing security
*** Valued at fair value under direction of the Board of Trustees
    (Note 1)
****Cost of investments is $32,357,852 and net unrealized
    appreciation consists of:
    Gross unrealized appreciation.........................$6,482,647
    Gross unrealized depreciation.........................(1,957,537)
                                                          ----------
    Net unrealized appreciation...........................$4,525,110
                                                          ==========
ADR American Depositary Receipt
W/I When Issued
See accompanying notes to schedules of investments.

800.789.ASIA [2742]    www.matthewsfunds.com       33

M A T T H E W S   A S I A   P A C I F I C   F U N D

PORTFOLIO MANAGEMENT	SYMBOL: MPACX

Lead Manager: Mark W. Headley
Co-Managers: G. Paul Matthews, Richard H. Gao, Patricia Higase, CFA and Andrew T. Foster

The Matthews Asia Pacific Fund invests at least 80% of its assets in the common and preferred stocks and convertible securities of companies located in the Asia Pacific region.

The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

PORTFOLIO MANAGER COMMENTARY

For the three months ended March 31, 2005, the Matthews Asia Pacific Fund declined 0.16%, modestly outperforming both its benchmark MSCI Asia Pacific Index and the Lipper Pacific Region Funds Category Average, which declined 0.71% and 0.44%, respectively. A weaker yen, along with market nervousness over higher interest rates and rising commodity prices, made for a choppy environment with no real direction. After a very strong end to 2004, a healthy period of market consolidation is not unwelcome.

Sector performance was quite mixed for the Fund during the quarter, with consumer discretionary the only sector with any broad strength. Financials were the only notably weak area of performance, experiencing some corrections after very strong performance in late 2004, as well general concern about the impact of higher interest rates. Higher rates could well play a major role in market performance this year. We have generally been of the belief that Asian rates will not rise significantly this year, excepting those markets such as Hong Kong, with its strong currency links to the United States; however, higher oil and other commodity prices could threaten that view. We continue to believe that financials present some of the best means of participating in Asia’s long-term development, and a number of them are core positions in the portfolio. As far as country performance, Korea was the standout market during the quarter, while the Fund saw losses in Singapore as well as in some Asian currencies, most notably the yen.

During recent weeks, we have been consolidating the portfolio into more-focused core positions—partially a reaction to corrections in some core names in which we had been awaiting a pullback from the enthusiasm of late 2004. The Fund remains diversified across a wide range of Asia Pacific countries and industries. Our bias toward domestically focused companies remains in place.

34       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

FUND AT A GLANCE	Fund Inception: 10/31/03
---------------------------------------------------------------------------------------
TOTAL RETURN AS OF MARCH 31, 2005
---------------------------------------------------------------------------------------
                                                                               SINCE
                                                          3 MO      1 YR     INCEPTION
---------------------------------------------------------------------------------------
Matthews Asia Pacific Fund                               -0.16%    10.87%      17.76%

MSCI All Country Asia Pacific Index(1)                   -0.71%     5.07%      15.85%

Lipper Pacific Region Funds Category Average(2)          -0.44%     4.92%      14.13%
---------------------------------------------------------------------------------------

Assumes reinvestment of all dividends. Past performance is not indicative of future results. Unusually high returns may not be sustainable. The performance of foreign indices may be based on different exchange rates than those used by the Fund and, unlike the Fund's NAV, is not adjusted to reflect fair value at 4PM Eastern Time.

---------------------------------------------------------------
               OPERATING EXPENSES (ANNUALIZED)(3)
---------------------------------------------------------------
For the three months ended 3/31/05**                     1.34%

For Calendar Year 2004**                                 1.59%

For Fiscal Year 2004 (ended 12/31/04)***+                1.51%
---------------------------------------------------------------

---------------------------------------------------------------
                   PORTFOLIO TURNOVER(4)
---------------------------------------------------------------
For the three months ended 3/31/05 (annualized)**        7.64%

For Calendar Year 2004**                                 9.05%

For Fiscal Year 2004 (ended 12/31/04)***+                1.28%
---------------------------------------------------------------

** Unaudited     *** Audited
+ For the four months ended 12/31/04 due to the Fund’s change of fiscal year-end from 8/31 to 12/31.

---------------------------------------
         COUNTRY ALLOCATION++
---------------------------------------
Japan                             37.5%

China/Hong Kong                   22.4%

South Korea                       14.0%

Singapore                          5.8%

Australia                          4.0%

India                              3.8%

Thailand                           3.5%

Indonesia                          2.2%

Taiwan                             2.1%

United Kingdom(1)                  1.2%

Cash and other                     3.5%
---------------------------------------

---------------------------------------
         SECTOR ALLOCATION++
---------------------------------------
Consumer Discretionary            26.8%

Financials                        25.4%

Information Technology            16.1%

Consumer Staples                   8.9%

Industrials                        7.8%

Telecommunication Services         6.9%

Health Care                        2.6%

Materials                          1.4%

Utilities                          0.6%

Cash and other                     3.5%
---------------------------------------

---------------------------------------
         MARKET CAP EXPOSURE++
---------------------------------------
Large Cap (over $5 billion)       45.5%

Mid cap ($1-$5 billion)           39.2%

Small cap (under $1 billion)      11.8%

Cash and other                     3.5%
---------------------------------------

++ Percentage figures have been rounded to total 100.0%

-------------------------------------------------------------------------
   NAV        NET ASSETS                REDEMPTION FEE        12B-1 FEES
-------------------------------------------------------------------------
 $12.56     $146.5 million     2.00% within 90 calendar days      None
-------------------------------------------------------------------------

All data is as of March 31, 2005, unless otherwise noted.

[1]	The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index measuring the equity market performance in 14 emerging and developed markets of the Asia Pacific region. As of 3/31/05, 1.2% of the assets in the Matthews Asia Pacific Fund were invested in the United Kingdom, which is not included in the MSCI All Country Asia Pacific Index. Source: Bloomberg.
[2]	As of 3/31/05, the Lipper Pacific Region Funds Category Average consisted of 33 funds for the three-month and one-year periods and since 10/31/03. Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]	Includes management fee, administration and shareholder services fees, waivers, reimbursements, recoupments and other expenses. Matthews Asian Funds do not charge 12b-1 fees.
[4]	The lesser of fiscal year-to-date purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com       35

M A T T H E W S   A S I A   P A C I F I C   F U N D

SCHEDULE OF INVESTMENTS (Unaudited)

EQUITIES: 96.51%*

                                               SHARES          VALUE
====================================================================
JAPAN: 37.51%
Mizuho Financial Group, Inc.                      625     $2,955,096
The Sumitomo Trust and Banking
 Co., Ltd.                                    452,000      2,946,452
Secom Co., Ltd.                                70,000      2,911,499
Ito En, Ltd.                                   59,500      2,890,935
Seven-Eleven Japan Co., Ltd.                   96,000      2,811,154
Canon, Inc. ADR                                52,300      2,803,280
Matsushita Electric Industrial
 Co., Ltd.                                    173,000      2,549,100
T&D Holdings, Inc.                             49,180      2,499,590
Fuji Television Network, Inc.                   1,010      2,383,008
Monex Beans Holdings, Inc.                      1,754      2,339,103
Sharp Corp.                                   149,000      2,253,828
Shimano, Inc.                                  66,600      2,235,941
Yamaha Corp.                                   41,300      2,164,562
Nintendo Co., Ltd.                             18,300      1,996,736
Nomura Holdings, Inc.                         139,000      1,944,419
Toppan Forms Co., Ltd.                        162,000      1,873,356
H.I.S. Co., Ltd.                               81,700      1,870,498
Makita Corp.                                   97,000      1,771,202
Gulliver International Co., Ltd.               12,470      1,680,421
Rakuten, Inc.                                   1,900      1,656,719
Nissin Healthcare Food Service
 Co., Ltd.                                     88,350      1,435,286
NIWS Co., Ltd.                                    691      1,050,387
NIWS Co., Ltd. W/I **, ***                        691      1,050,387
NTT DoCoMo, Inc.                                  591        992,073
Jupiter Telecommunications
 Co., Ltd. **                                   1,149        916,157
Honda Motor Co., Ltd.                          17,000        851,348
Honda Motor Co., Ltd. ADR                      31,700        793,768
Nippon Telegraph and
 Telephone Corp. ADR                           24,400        533,140
Nippon Telegraph and
 Telephone Corp.                                  102        446,125
NTT DoCoMo, Inc. ADR                           21,400        358,450
                                                          ----------

Total Japan                                               54,964,020
====================================================================

                                               SHARES          VALUE
====================================================================
CHINA/HONG KONG: 22.38%
Giordano International, Ltd.                4,924,000     $3,346,031
Dah Sing Financial Group                      480,000      3,058,677
China Mobile HK, Ltd. ADR                     170,400      2,796,264
Swire Pacific, Ltd. A Shares                  346,000      2,739,360
Television Broadcasts, Ltd.                   493,000      2,484,137
Lenovo Group, Ltd.                          7,148,000      2,428,658
ASM Pacific Technology, Ltd.                  479,500      2,065,684
Cosco Pacific, Ltd.                           916,000      1,990,679
PICC Property and Casualty
 Co., Ltd. H Shares **                      4,772,000      1,499,003
Lianhua Supermarket Holdings,
 Ltd. H Shares                              1,274,000      1,388,431
Shangri-La Asia, Ltd.                         930,000      1,359,327
China Travel International
 Investment Hong Kong, Ltd.                 4,368,000      1,344,095
SINA Corp. **                                  42,400      1,316,944
Denway Motors, Ltd.                         3,538,000      1,247,460
Sa Sa International
 Holdings, Ltd.                             1,936,000        930,835
Sun Hung Kai Properties, Ltd.                 102,000        925,258
Hong Kong and China Gas
 Co., Ltd.                                    470,000        925,001
China Pharmaceutical Group, Ltd.            2,714,000        692,467
China Mobile HK, Ltd.                          80,500        263,192
                                                          ----------

Total China/Hong Kong                                     32,801,503
====================================================================

SOUTH KOREA: 14.04%
AmorePacific Corp.                             12,300      2,943,279
Samsung Electronics Co., Ltd.                   5,540      2,738,631
S1 Corp.                                       65,640      2,637,235
SK Telecom Co., Ltd. ADR                      107,000      2,110,040
NCsoft Corp. **                                23,940      1,838,818
LG Home Shopping, Inc.                         21,289      1,651,968
Kookmin Bank ADR                               35,540      1,586,861
Nong Shim Co., Ltd.                             5,250      1,499,261
Shinhan Financial Group Co., Ltd.              50,130      1,342,724
Hyundai Motor Co.                              20,180      1,092,959
Samsung Fire & Marine
 Insurance Co., Ltd.                            9,130        691,381
Kookmin Bank                                    9,920        443,005
                                                          ----------

Total South Korea                                         20,576,162
====================================================================

36       MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

                                               SHARES          VALUE
====================================================================
SINGAPORE: 5.82%
DBS Group Holdings, Ltd.                      293,700     $2,650,995
Venture Corp., Ltd.                           296,600      2,389,690
Hyflux, Ltd.                                1,111,875      1,953,317
Fraser and Neave, Ltd.                        166,800      1,535,884
                                                          ----------

Total Singapore                                            8,529,886
====================================================================

AUSTRALIA: 4.04%
AXA Asia Pacific Holdings, Ltd.               634,153      2,056,982
BHP Billiton, Ltd.                            146,272      2,018,705
Australia and New Zealand
 Banking Group, Ltd.                          115,364      1,837,156
                                                          ----------

Total Australia                                            5,912,843
====================================================================

INDIA: 3.80%
Dabur India, Ltd.                             685,364      1,741,852
HDFC Bank, Ltd.                               114,104      1,421,891
Dr. Reddy's Laboratories, Ltd.                 78,117      1,321,952
Hero Honda Motors, Ltd.                        85,944      1,078,654
                                                          ----------
Total India                                                5,564,349
====================================================================

THAILAND: 3.47%
Advanced Info Service Public
 Co., Ltd.                                  1,028,800      2,629,857
Bangkok Bank Public Co., Ltd.                 857,800      2,455,869
                                                          ----------

Total Thailand                                             5,085,726
====================================================================

INDONESIA: 2.17%
PT Ramayana Lestari Sentosa                20,226,500      1,665,787
PT Astra International                      1,367,500      1,516,075
                                                          ----------

Total Indonesia                                            3,181,862
====================================================================

TAIWAN: 2.05%
Hon Hai Precision Industry
 Co., Ltd.                                    677,549      3,010,755
                                                          ----------

Total Taiwan                                               3,010,755
====================================================================

                                               SHARES          VALUE
====================================================================
UNITED KINGDOM: 1.23%
HSBC Holdings PLC ADR                          22,700     $1,802,380
                                                          ----------

Total United Kingdom                                       1,802,380
====================================================================

TOTAL INVESTMENTS: 96.51%                                141,429,486
(Cost $127,382,885****)

CASH AND OTHER ASSETS,
LESS LIABILITIES: 3.49%                                    5,113,572
                                                        ------------
NET ASSETS: 100.00%                                     $146,543,058
====================================================================
*    As a percentage of net assets as of March 31, 2005
**   Non-income producing security
***  Valued at fair value under direction of the Board of Trustees
     (Note 1)
**** Cost of investments is $127,382,885 and net unrealized
     appreciation consists of:
     Gross unrealized appreciation.......................$18,169,938
     Gross unrealized depreciation........................(4,123,337)
                                                         -----------
     Net unrealized appreciation.........................$14,046,601
                                                         ===========
ADR  American Depositary Receipt
W/I  When Issued

See accompanying notes to schedules of investments

800.789.ASIA [2742]    www.matthewsfunds.com       37

N O T E S   T O    S C H E D U L E S   O F   I N V E S T M E N T S

SIGNIFICANT ACCOUNTING POLICIES (unaudited)

1.	Security Valuation: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Advisor’s Pricing Committee (the “Committee”), subject to the Funds’ Pricing Policies. The Board has retained a third-party pricing service which may be utilized by the Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.
Market values for equity securities are determined based on the last sale price on the principal exchange or over-the-counter market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.
Foreign securities are valued as of the close of trading on the primary exchange on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies.
Foreign securities held by the Funds may be traded on days and at times when the New York Stock Exchange is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S.–dollar equivalents at the prevailing market rates.
2.	TAX INFORMATION: Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at fiscal year end December 31, 2004 were as follows:
                                                  POST           POST
                                               OCTOBER        OCTOBER
                                               CAPITAL       CURRENCY
                                                LOSSES         LOSSES
Matthews Pacific Tiger Fund                       $ --      ($97,522)
Matthews Asian Growth and Income Fund               --       (68,447)
Matthews Korea Fund                                 --       (52,643)
Matthews China Fund                         (1,905,409)           --
Matthews Asian Technology Fund                 (35,907)           --
Matthews Asia Pacific Fund                          --        (9,385)

38      MATTHEWS ASIAN FUNDS

M A R C H   3 1 ,    2 0 0 5

For Federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2004, which expire in the year indicated, and are available to offset future capital gains, if any:
LOSSES DEFERRED EXPIRING IN:    2007           2008          2009          2010       2011          2012        TOTAL
Matthews China Fund             $ --           $ --          $ --          $ --       $ --     ($78,979)     ($78,979)
Matthews Japan Fund               --             --            --    (3,216,093)        --           --    (3,216,093)
Matthews Asian
   Technology Fund           (22,583)    (5,375,361)   (5,967,059)   (3,461,198)        --           --   (14,826,201)
For additional information regarding the accounting policies of the Matthews Asian Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

800.789.ASIA [2742]    www.matthewsfunds.com      39

M A T T H E W S A S I A N F U N D S	M A R C H 3 1 , 2 0 0 5

BOARD OF TRUSTEES

Independent Trustees:
Richard K. Lyons, Chairman
Robert K. Connolly
Toshi Shibano

Interested Trustee1:
David FitzWilliam-Lay

OFFICERS
G. Paul Matthews
Mark W. Headley
Rodney D. Yee
Manoj K. Pombra
Shai Malka

INVESTMENT ADVISOR
Matthews International Capital Management, LLC
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
800-789-ASIA [2742]

ACCOUNT SERVICES
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406
800-789-ASIA [2742]

CUSTODIAN
The Bank of New York
One Wall Street
New York, NY 10286

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street
San Francisco, CA 94105

1As defined under the Investment Company Act of 1940.

40      MATTHEWS ASIAN FUNDS

FOR MORE INFORMATION ABOUT MATTHEWS ASIAN FUNDS 800.789.ASIA [2742] www.matthewsfunds.com

©2005 Matthews International Capital Management, LLC MAT1Q-0305-51M-FST

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Matthews International Funds

By (Signature and Title)*       /s/ G. Paul Matthews
G. Paul Matthews, President
(principal executive officer)

Date       May 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ G. Paul Matthews
G. Paul Matthews, President
(principal executive officer)

Date       May 24, 2005

By (Signature and Title)*       /s/ Rodney D. Yee
Rodney D. Yee, Treasurer
(principal financial officer)

Date       May 24, 2005

* Print the name and title of each signing officer under his or her signature.